UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 6, 2009

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 N. McCarthy Blvd., No. 100, Milpitas, CA 95035-5112

(Address of principal executive offices)        (Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

                                                   N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 7.01 Regulation FD Disclosure.

Item 9.01 Financial Statements and Exhibits.

Signatures

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 7, 2009, Jon S. Castor was appointed as a member of Registrant’s board of directors and the board size was increased to seven. Mr. Castor has agreed to stand for re-election at the upcoming annual stockholders meeting. During his orientation period, he is not serving on a board committee. It is anticipated that he will be appointed to serve on one or more board committees following the annual stockholders meeting.

Effective July 7, 2009, Mr. Castor was granted a 20,000 share option under Registrant’s 2004 Omnibus Incentive Compensation Plan, as amended (the “Plan”). The option will vest as to 5,000 shares on September 30, 2010, if Mr. Castor is then a director of Registrant or, if earlier, if Mr. Castor stands for election at an annual stockholders meeting and is not elected. The option will vest as to 1,250 shares at the end of each of the next twelve full calendar quarters thereafter if Mr. Castor remains a director of Registrant. The option would be accelerated to be fully vested in the event of a change of control of Registrant. The option has a term of ten years, subject to earlier termination if he ceases to be a director, and has an exercise price of $2.63, which was the closing stock price on July 7, 2009.

On July 6, 2009, Section 4(b)(iii) of the Plan was amended to provide that if a newly-appointed director stands for re-election at an annual stockholders meeting but is not elected prior to the vesting of the initial 5,000 share installment of the director’s 20,000 share option, then such installment would become fully vested as of such annual stockholders meeting.

Item 7.01 Regulation FD Disclosure.

A news release describing Mr. Castor’s appointment is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.34, Registrant 2004 Omnibus Incentive Compensation Plan, as amended on July 6, 2009, is attached pursuant to Item 5.02 of Form 8-K.

Exhibit 99.1, Registrant’s news release dated July 9, 2009, is furnished pursuant to Item 7.01 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized on the 8th day of July, 2009.

CALIFORNIA MICRO DEVICES CORPORATION (Registrant)

By:	/s/ ROBERT V. DICKINSON
Robert V. Dickinson President and Chief Executive Officer

Exhibit Index

Exhibit	Description

10.34	Registrant 2004 Omnibus Incentive Compensation Plan, as amended on July 6, 2009, is attached pursuant to Item 5.02 of Form 8-K.

99.1	Registrant’s news release dated July 9, 2009, is furnished pursuant to Item 7.01 of Form 8-K.